EXHIBIT 10.38

                       AGREEMENT AND AMENDMENT NO. 1
                      TO A CREDIT FACILITY AGREEMENT


     This Agreement and Amendment No. 1 ("Amendment 1") to an existing Credit Facility Agreement is made December 11, 1998, by and between HOME PROPERTIES OF NEW YORK, L.P. ("Borrower"), HOME PROPERTIES OF NEW YORK, INC. ("Guarantor") and MANUFACTURERS AND TRADERS TRUST COMPANY ("Bank").

                                 RECITALS

     A. On or about July 6, 1998, Bank and Borrower entered into a Credit Facility Agreement ("Agreement").

     B. Pursuant to the terms of the Agreement, Guarantor executed and delivered to Bank a continuing guaranty of payment of all obligations of Borrower to Bank, whenever arising, under the Agreement and under all other Loan Documents ("Guaranty").

     C. Borrower has requested that Bank amend Section 6.02(b) of the Agreement as specified below, which Bank is willing to do, on the terms and conditions specified below.


     NOW THEREFORE, in consideration of any prior extension of credit by Bank to Borrower, and/or in consideration of Bank having entered into the Agreement with Borrower, and/or in consideration of the mutual promises set forth below, Borrower, Guarantor and Bank hereby agree as follows:

   1. Unless otherwise defined in this Amendment 1, capitalized terms used in this Amendment 1 have the definitions given to them in the Agreement.

   2. On the date this Amendment 1 is executed by Borrower, Guarantor and Bank ("Amendment Date"), Section 6.02(b) of the Agreement shall be deemed amended by deleting the number "15%" in the second line of Section 6.02(b) and replacing it with the number "20%".

   3. Except as amended above, all terms and conditions of the Agreement remain the same.

   4. Guarantor hereby consents to the amendment to Section 6.02(b) of the Agreement, as specified in "2" above. Guarantor acknowledges to Bank that  the  Guaranty  constitutes  Guarantor's  valid  and
binding   obligation,   enforceable  against  Guarantor  by  Bank
according to its terms, without offset against or defense thereto of any nature or kind.

   5. Borrower acknowledges to Bank that the Agreement, as amended by this Amendment 1, and the Note and all other Loan Documents executed  by  Borrower,  each  constitute  Borrower's  valid  and
binding  obligation,   enforceable   against   Borrower  by  Bank
according to its respective terms, without offset against or defense thereto of any nature or kind.

   6. Borrower represents and warrants to Bank that as of the Amendment Date, all Representations and Warranties contained in Article III of the Agreement are true and correct, that Borrower is in compliance with all the Affirmative Covenants contained in
Article V of the Agreement, that Borrower has not violated any of the Negative Covenants contained in Article VI of the Agreement and that no Event of Default has occurred under Article VII of the Agreement.

   7. Borrower shall pay all Bank's attorneys' fees plus expenses and disbursements incurred and to be incurred in connection with the preparation, negotiation and execution of this Amendment 1.

   8. This Amendment 1 is governed by New York law and may not be amended or terminated orally. Any litigation involving this Amendment 1 and/or the Agreement, and/or the Note, and/or any other Loan Document shall, at Bank's sole option, be triable only in a court located in Monroe County or Erie County, New York.
BORROWER, GUARANTOR  AND  BANK WAIVE THE RIGHT TO A JURY TRIAL IN
ANY LITIGATION IN WHICH BORROWER  AND/OR  GUARANTOR, AND BANK ARE
PARTIES. No other Person is a third party beneficiary of this jury trial waiver.

     IN WITNESS WHEREOF, Borrower, Guarantor and Bank have executed and unconditionally delivered this Amendment 1 to the others on
December 11, 1998.
                           HOME PROPERTIES OF NEW YORK, L.P.
                           By:Home Properties of New York, Inc.,
                             General Partner


                           By:    /S/ AMY L. TAIT
                                -----------------------------
                                Amy L. Tait
                                Executive Vice President

                           HOME PROPERITES OF NEW YORK, INC.



                           By:/S/ AMY L. TAIT
                              ----------------------------
                                  Amy L. Tait
                                  Executive Vice President


                         MANUFACTURERS AND TRADERS
                         TRUST COMPANY


                        By: /s/ Lisa Plescia
                            -------------------------
                                 Lisa Plescia
                                 Vice President
  STATE OF NEW YORK)
  COUNTY OF MONROE ) SS:

  On December 11, 1998, before me personally appeared AMY L. TAIT, to me known, who, being duly sworn, did depose and say that she is the Executive Vice President of Home Properties of New York, Inc. ("General Partner"), which is the sole General Partner of HOME PROPERTIES OF NEW YORK, L.P. ("Borrower"), the limited partnership which executed this Agreement and she acknowledged to me that she executed this Agreement at the direction of the Board of Directors of the General Partner, and on behalf of Borrower, as the sole General Partner of the Borrower.


                                  /s/ Ann M. McCormick
                                  ------------------------
                                        Notary Public

      STATE OF NEW YORK)
      COUNTY OF MONROE ) SS:

       On December 11, 1998, before me, the subscriber, personally appeared AMY L. TAIT, to me known, who, being by me duly sworn, did depose and say that she resides in Rochester, New York, that she is the Executive Vice President of HOME PROPERTIES OF NEW YORK, INC., the corporation described in, and which executed the within Instrument, and that she signed her name thereto by order of the Board of Directors.
                                          /s/ Ann M. McCormick
                                          ----------------------
                                                 Notary Public
      STATE OF NEW YORK)
      COUNTY OF MONROE ) SS:

      On December 14, 1998, before me, the subscriber, personally appeared LISA PLESCIA, to me known, who, being by me duly sworn, did depose and say that she resides in Rochester, New York, that she is a Vice President of MANUFACTURERS AND TRADERS TRUST COMPANY, the corporation described in, and which executed the within Instrument, and that she signed her name thereto by order of the Board of Directors.

                                         /s/ Debra K. Pagan
                                         -----------------------
                                                Notary Public